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                                                                     EXHIBIT 4.2

                              CERTIFICATE OF TRUST

                                       OF

                       DOWNEY FINANCIAL CAPITAL TRUST I

     THIS CERTIFICATE OF TRUST of DOWNEY FINANCIAL CAPITAL I (the "Trust"), dated May 25, 1999, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. (S) 3801 et seq.).

     1. Name. The name of the business trust being formed hereby is DOWNEY FINANCIAL CAPITAL TRUST I.

     2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware are Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention:
Corporate Trust Administration.

     3. Effective Date. This Certificate of Trust shall be effective upon its filing.

     IN WITNESS WHEREOF, the undersigned, being the trustees of the Trust, have executed this Certificate of Trust as of the date first above written.

                                 WILMINGTON TRUST COMPANY,
                                   as Trustee


                                 By: /s/ W. Chris Sponenberg
                                     -----------------------
                                     Name:  W. Chris Sponenberg
                                     Title:  Assistant Vice President

                                     /s/ Daniel D. Rosenthal
                                     -----------------------
                                     Daniel D. Rosenthal,
                                     Administrative Trustee

                                     /s/ Thomas E. Prince
                                     --------------------
                                     Thomas E. Prince,
                                     Administrative Trustee

                                     /s/ Paul G. Woollatt
                                     --------------------
                                     Paul G. Woollatt,
                                     Administrative Trustee